SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

     FILED BY THE REGISTRANT /X/
     FILED BY A PARTY OTHER THAN THE REGISTRANT / /
     --------------------------------------------------------------------
     Check the appropriate box:

     / /  Preliminary Proxy Statement

     / /  Confidential, For Use of the
          Commission Only (as permitted by
          Rule 14a-6(e)(2))

     /X/  Definitive Proxy Statement

     / /  Definitive Additional Materials

     / /  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)

                                 NOT APPLICABLE
                   ------------------------------------------
                   (Name Of Person(s) Filing Proxy Statement)

     PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

     /X/  No fee required.

     / /  Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
          0-11.

          1)   Title of each class of securities to which  transaction  applies:
               N/A

          2)   Aggregate number of securities to which transaction applies: N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               $54,000,000

          4)   Proposed maximum aggregate value of transaction: $54,000,000

          5)   Total fee paid: $10,900,000

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:_____

           2)  Form, Schedule or Registration Statement No.:_____

           3)  Filing Party:_____

           4)  Date Filed: _____

                         PROXY/VOTING INSTRUCTION CARD
                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                 C/O THE AMERICAN STOCK TRANSFER & TRUST COMPANY
              40 WALL STREET, 41ST FLOOR, NEW YORK, NEW YORK 10005

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         I (WHETHER ONE OR MORE OF US) APPOINT JOSEPH P. CARUSO AND SARAH BURGESS REED TO BE MY PROXIES. THE PROXIES MAY VOTE ON MY BEHALF, IN ACCORDANCE WITH MY INSTRUCTIONS, ALL OF MY SHARES ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS OF PALOMAR MEDICAL TECHNOLOGIES, INC. THE MEETING IS SCHEDULED FOR APRIL 21, 1999, BUT THIS PROXY INCLUDES ANY ADJOURNMENT(S) OF THAT MEETING. THE PROXIES MAY VOTE ON MY BEHALF AS IF I WERE PERSONALLY AT THE MEETING.

               PLEASE COMPLETE, DATE AND SIGN ON REVERSE SIDE AND
          RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
                   ^ DETACH HERE BEFORE MAILING TOP PORTION ^

  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY ( )


         IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED BELOW BY THE UNDERSIGNED STOCKHOLDER. IF NO MARKING IS MADE, THIS PROXY WILL BE DEEMED TO BE DIRECTION TO VOTE FOR PROPOSALS 1 AND 2.

The Board of Directors recommends a vote FOR:

1.       To select  Arthur  Andersen  LLP as the  company's  auditors for fiscal
         1999.

         FOR           (  )         AGAINST (  )              ABSTAIN  (  )

2. The election of each of the following nominees as Directors of Palomar to serve until the 2000 annual meeting of stockholders and until their respective successors are elected and have qualified.

                                         FOR       AGAINST      WITHHELD


          Nicholas P. Economou          (  )        (  )          (  )
          James G. Martin               (  )        (  )          (  )
          A. Neil Pappalardo            (  )        (  )          (  )
          Louis P. Valente              (  )        (  )          (  )

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

DATED:   _________________, 1999




---------------------------
Signature of Stockholder(s)

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting.                  /   /

    [NOTE THAT YOU MAY ATTEND THE MEETING EVEN IF YOU DO NOT CHECK THE BOX.]

                                                     May 14, 1999



Dear Stockholder:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Palomar Medical Technologies, Inc. (the "Company") to be held on June 23, 1999 at 10:00 a.m. at the Sheraton Tara Lexington Inn, 727 Marrett Road, Lexington, Massachusetts 02421, and thereafter as it may be adjourned from time to time.

         At the meeting, you will be asked to consider and act upon proposals to
(i) ratify the selection of the Company's independent auditors for fiscal 1999, and (ii) elect four directors of the Company.

         Details of the matters to be considered at the meeting are contained in the proxy statement, which we urge you to consider carefully.

         As a stockholder, your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

         Thank you for your cooperation, continued support and interest in Palomar Medical Technologies, Inc.

                                                     Sincerely,


                                                     /s/ Louis P. Valente
                                                     --------------------
                                                     Louis P. Valente
                                                     Chief Executive Officer,
                                                     President and Chairman
                                                     of the Board

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                               45 Hartwell Avenue
                            Lexington, MA 02421-3102

                                  Notice of the
                       1999 Annual Meeting of Stockholders

To the stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC.:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Palomar Medical Technologies, Inc. (the "Company"), a Delaware corporation, will be held on June 23, 1999 at 10:00 a.m. at the Sheraton Tara Lexington Inn, 727 Marrett Road, Lexington, Massachusetts 02421, and thereafter as it may be adjourned from time to time.

At the meeting, the stockholders will be asked:

              (1) To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

              (2) To elect four directors of the Company to serve until the 2000
              annual  meeting  of  stockholders   and  until  their   respective
              successors are elected and have qualified.

              (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 29, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         We hope that all stockholders will be able to attend the meeting in person. In order to assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the meeting. A postage prepaid envelope has been enclosed for your convenience. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                            By Order of the Board of Directors



                                            Louis P. Valente
                                            Chief Executive Officer,
                                            President and Chairman of the Board

May 14, 1999

--------------------------------------------------------------------------------


             IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

   PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY
  MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE
                     RIGHT TO VOTE YOUR SHARES PERSONALLY.

--------------------------------------------------------------------------------

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 1999

                                TABLE OF CONTENTS

Item                                                                                                      Page

PROPOSAL NO. 1:  RATIFICATION OF SELECTION OF AUDITORS FOR FISCAL 1999............................................2

PROPOSAL NO. 2:  ELECTION OF DIRECTORS............................................................................2

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON...........................................................2

DIRECTORS AND EXECUTIVE OFFICERS..................................................................................2
        Committees and Meetings of the Board......................................................................2

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS..................................................................4
        Director Compensation.....................................................................................4
        Executive Compensation....................................................................................4
        Option and Warrant Grants in Last Fiscal Year.............................................................5
        Fiscal Year End Option and Warrant Values.................................................................7
        Other Employee Benefit Plans..............................................................................7
        Employment Agreements.....................................................................................7

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS....................................................8
        Introduction..............................................................................................8
        Compensation Programs.....................................................................................8
        Compensation of Chief Executive Officer...................................................................9
        Report On Repricing Of Options........................................................................... 9

TEN YEAR OPTION/WARRANT REPRICINGS...............................................................................10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION......................................................10

COMPANY STOCK PRICE PERFORMANCE..................................................................................10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................................11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................13

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934.........................................13

FINANCIAL INFORMATION INCORPORATED BY REFERENCE..................................................................14

SOLICITATION.....................................................................................................14

DEADLINE FOR SUBMISSION OF 2000 STOCKHOLDER PROPOSALS AND NOMINATIONS............................................14

MISCELLANEOUS....................................................................................................14

AVAILABLE INFORMATION............................................................................................14

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 1999

         The enclosed proxy is solicited by the Board of Directors of Palomar Medical Technologies, Inc. (the "Company") for use at the 1999 Annual Meeting of Stockholders to be held at the Sheraton Tara Lexington Inn, 727 Marrett Road, Lexington, Massachusetts 02421, at 10:00 a.m. on Wednesday, June 23, 1999, and at any adjournment or adjournments thereof.

         Management intends to mail this proxy statement, the accompanying form of proxy and its Annual Report for the fiscal year ended December 31, 1998 to all stockholders entitled to vote, on or about May 14, 1999. The costs of soliciting proxies will be borne by the Company.

         Only stockholders of record at the close of business on April 29, 1999 will be entitled to vote at the meeting or any adjournment thereof. As of April 5, 1999, 75,753,459 shares of common stock, $.01 par value, of the Company were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. There is no other class of voting securities of the Company entitled to vote at the meeting.

         To establish a quorum to transact business at the meeting, there must be present at the meeting, in person or by proxy, a majority of the shares of common stock issued, outstanding, and entitled to vote at the meeting. Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

         To be elected, a director must receive a plurality of the votes of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, is necessary to ratify the selection of the independent auditors.

         Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxy may be revoked at any time before it is exercised, by written notice to the Assistant Secretary prior to the meeting, or by giving to the Assistant Secretary a duly executed proxy bearing a later date than the proxy being revoked, at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. Proxies which are executed but which do not contain any specific instructions will be voted as recommended by management.

         In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will therefore, have no legal effect on the vote on that particular matter.

         Votes will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

        The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

PROPOSAL NO. 1:  RATIFICATION OF SELECTION OF AUDITORS FOR FISCAL 1999

         The persons named in the enclosed proxy will vote to ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 1999 unless otherwise directed by the stockholders. That firm has served as the Company's independent auditors since 1989. A representative of Arthur Andersen LLP is expected to be present at the meeting, and will have the opportunity to make a statement and is expected to be available to answer appropriate questions from stockholders.

         The Board of Directors unanimously recommends that you vote for this proposal to select Arthur Andersen LLP as the Company's independent auditors for fiscal 1999.

PROPOSAL NO. 2:  ELECTION OF DIRECTORS

         The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. In general, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual director, or for all directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

         The Board of Directors unanimously recommends that you vote for the election of Messrs. Valente, Economou, Martin and Pappalardo as directors of the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

           None of the directors or executive officers of the Company has any interest in the adoption of the above proposals.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the Company's executive officers and each nominee for election as a director. Each of the nominees currently serves as a director. For information about ownership of the Company's common stock by each nominee, see "Security Ownership of Certain Beneficial Owners and Management."

         Name                     Age     Positions and Offices With the Company

         Louis P. Valente          68     Chief Executive Officer, President and
                                                Chairman of the Board
         Nicholas P. Economou      50     Director
         James G. Martin           63     Director
         A. Neil Pappalardo        57     Director
         Joseph P. Caruso          40     Treasurer, Secretary and
                                                Chief Financial Officer

        The Company currently has four directors. All directors will hold office until the 2000 Annual Meeting of Stockholders of the Company or special meeting in lieu thereof (and thereafter until their successors have been duly elected and qualified). None of the nominees is related by blood, marriage or adoption to any of the Company's directors or executive officers. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

         LOUIS P. VALENTE. Mr. Valente became a director of the Company on February 1, 1997. On May 14, 1997, he became Chief Executive Officer and President of the Company, and on September 15, 1997, he became Chairman of the Board. From 1968 to 1995 Mr. Valente held numerous positions at EG&G, Inc., a diversified technology company which provides optoelectronic, mechanical and electromechanical components and instruments to manufacturers and end-user customers in varied markets that include aerospace, automotive, transportation, chemical, petrochemical, environmental, industrial, medical, photography, security and other global arenas. In 1968 he began his career at EG&G, Inc. as an Assistant Controller and held executive positions, including Corporate Treasurer, before becoming Senior Vice President of EG&G, Inc., presiding over and negotiating acquisitions, mergers and investments. Currently, Mr. Valente serves as a director of MKS Instruments, Inc. and Micrion Corporation, publicly held companies. Mr. Valente is a Certified Public Accountant and a graduate of Bentley College.

         NICHOLAS P. ECONOMOU. Dr. Economou became a director of the Company on November 13, 1997. Dr. Economou is the Chairman, President and Chief Executive Officer of Micrion Corp., a public semiconductor equipment company. Dr. Economou served as Vice President of Engineering for Micrion from 1984 until his election as President in 1990. Prior to that, Dr. Economou managed a group developing advanced semiconductor technology at M.I.T.'s Lincoln Laboratory. Before joining Lincoln Laboratory, Dr. Economou was with Bell Telephone Laboratories and also served in the U.S. Air Force. Dr. Economou received his B.A. in Physics from Dartmouth College and his M.A. and Ph.D. in Physics from Harvard University.

         A. NEIL PAPPALARDO. Mr. Pappalardo became a director of the Company on June 2, 1997. Mr. Pappalardo is the founder and serves as the Chairman and CEO of Medical Information Technology, Inc. ("Meditech"), a provider of software systems to hospitals in the United States, Canada and the United Kingdom with over 2,000 employees. Mr. Pappalardo received his B.S. in electrical engineering from M.I.T. Mr. Pappalardo serves on the Executive as well as various other operational and academic committees at M.I.T., and is a trustee of the New England Aquarium and serves on its Board of Governors.

         JAMES G. MARTIN. Dr. Martin became a director of the Company on June 2, 1997. From 1995 through the present, Dr. Martin has served as the Vice President of Research at the Carolinas Medical Center. He has also been the Chairman of the Research Development Board of the Carolinas Medical Center since 1993. Dr. Martin was the Governor of North Carolina from 1985 to 1993. Prior to that, he served as a United States Congressman from North Carolina for six terms, from 1973 to 1984. Dr. Martin currently serves as a director for the following publicly held companies: Duke Energy Company, Family Dollar, Inc., and Applied Analytical Industries, Inc. Dr. Martin has a B.S. in chemistry from Davidson College and a Ph.D. in chemistry from Princeton University.

         JOSEPH P. CARUSO. Mr. Caruso joined the Company in March 1992 as Controller in a part-time capacity and became a full-time employee on June 15, 1992. Effective January 1, 1993, Mr. Caruso became Vice President and Chief Financial Officer. From October 1989 to June 1992, Mr. Caruso was the Chief Financial Officer of Massachusetts Electrical Manufacturing Co., Inc., a privately held manufacturer of power distribution equipment. From September 1987 to October 1989, Mr. Caruso was a manager with Robert Half, an international consulting firm. From December 1982 to September 1987, Mr. Caruso was a manager with Pannell Kerr Forster, an international public accounting firm. Mr. Caruso became a Certified Public Accountant in 1984 and has a B.S. in accounting from Merrimack College.

Committees and Meetings of the Board
------------------------------------

         All of the incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during the year ended December 31, 1998. The Board of Directors met eleven times during the year ended December 31, 1998 and acted three times by unanimous written consent. The Board currently has three committees.

         The Executive Committee (currently consisting of Messrs. Pappalardo, Martin and Valente) was formed on June 13, 1997. The Executive Committee did not meet during the year ended December 31, 1998. The Executive Committee is authorized to exercise all of the powers of the Board of Directors except those not permitted by the Delaware Corporation Law. All business transacted by the Executive Committee is subject to approval by the

Board of Directors at its next regular meeting if required by resolution of the Board of Directors, by Delaware Corporation Law or by the Restated Certificate of Incorporation or By-laws of the Company. To the extent it may lawfully do so, the Executive Committee may initiate any action which the Board of Directors could initiate and may oversee and direct the day-to-day operations of the Company.

         The Audit Committee (currently consisting of outside directors Messrs. Economou and Pappalardo) held one meeting during the year ended December 31, 1998. The Audit Committee's functions include making recommendations to the Board of Directors relative to the appointment of independent public accountants, conferring with the Company's independent public accountants regarding the scope and the results of the audit of the Company's books and accounts and reporting the same to the Board of Directors, reviewing the internal accounting procedures of the Company, and reviewing existing and contemplated investments of the Company.

        The Compensation Committee (currently consisting of outside directors Messrs. Martin and Pappalardo) held two meetings during the year ended December 31, 1998. The Compensation Committee's functions include the administration of the Company's stock option plans and stock purchase plan and fixing the salaries and determining the supplemental compensation awards, if any, of members of the Board of Directors who are officers or employees of the Company and of other officers of the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------

Director Compensation
---------------------

         Outside directors receive $20,000 per year for their services as director and $5,000 per year, per committee, for their services as members of any committee of the Board of Directors. In addition, for their services as directors, Mr. Pappalardo and Drs. Economou and Martin each received a warrant to purchase 50,000 shares of the Company's common stock for $1.50 per share. These warrants expire 90 days from the date on which their service as a Board member terminates. In accordance with Company policy, directors who are employees of the Company serve as directors without compensation. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board of Directors meetings.

Executive Compensation
----------------------

         The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for the fiscal years ended December 31, 1996, 1997 and 1998 of all individuals serving as the Company's CEO during 1998 and the other executive officers of the Company serving on December 31, 1998 whose salary and bonuses for 1997 exceeded $100,000 (the "Named Executive Officers"):


                                                                                                      Long-Term
                                                                                                 Compensation Awards
                                                                                              --------------------------
                                                                                                Securities Underlying
Name and                               Fiscal             Salary                Bonus            Options/Warrants(1)
Principal Position                      Year               ($)                   ($)                      (#)
--------------------------------- ---------------- --------------------  -------------------- --------------------------

  Louis P. Valente                     12/31/98           $275,000                $---                 400,000(2)
   Chairman, Chief Executive           12/31/97           $275,000                $---                 400,000
   Officer and President               12/31/96             N/A                   N/A                   50,000(3)

  Joseph P. Caruso                     12/31/98           $200,000                $---                 770,000(2)
       Vice President and  Chief       12/31/97           $200,000                $---                     ---
       Financial Officer               12/31/96           $180,000              $ 64,000               450,000


     * In accordance with regulations promulgated by the SEC, prerequisites are not included since the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus. Therefore, the Other Annual Compensation column has not been included in this table.

         (1) During fiscal 1998, 1997, and 1996, the Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the Named Executive Officers.

         (2) Represents options/warrants granted in replacement of canceled options/warrants. See "Option and Warrant Grants in Last Fiscal Year."

         (3) These warrants, issued to Mr. Valente on December 26, 1996 in consideration of his agreeing to serve as an outside director on the Company's Board of Directors, were canceled in June of 1997, after Mr. Valente became an employee of the Company.

Option and Warrant Grants in Last Fiscal Year
---------------------------------------------

         The following table sets forth certain information regarding stock options and warrants granted during 1998 by the Company to the Named Executive
Officers:


                                                  OPTION AND WARRANT GRANTS

                                                          Percent of
                                                            Total
                                   Number of Shares    Options/Warrants
                                      Underlying           Granted                                              Grant Date
Name and                           Options/Warrants      to Employees     Exercise Price      Expiration      Present Value
Principal Position                     Granted        in Fiscal Year(1)      Per Share           Date             ($)(2)
-------------------------------- -------------------- ------------------- ----------------- --------------- ------------------

Louis P. Valente                      100,000(3)           10.6%(5)            $1.50            6/1/02          $76,440(6)
    Chairman of the Board,            300,000(4)             ----              $1.50            6/1/02         $229,320(6)
    Chief Executive Officer and
    President

Joseph P. Caruso                      70,000(7)              ----              $1.50           3/31/99          $23,667(8)
     Vice President and Chief         100,000(9)             ----              $1.50           10/6/99         $44,620(10)
      Financial Officer              150,000(11)             ----              $1.50            7/4/00         $85,080(12)
                                     200,000(13)             ----              $1.50           8/26/01         $140,420(14)
                                     150,000(15)             ----              $1.50            2/5/01         $96,435(16)
                                     100,000(17)          20.3%(18)            $1.50           12/18/01        $73,200(19)
-------------------------------- -------------------- ------------------- ----------------- --------------- ------------------

         (1) The Company granted options/warrants to purchase an aggregate of 2,614,900 shares of common stock to all employees other than Named Executive Officers and granted options/warrants to purchase an aggregate of 1,170,000 shares to all Named Executive Officers as a group (2 persons) during fiscal 1998.

         (2) This column sets forth the present value of the grants at the date of grant, using the Black-Scholes pricing model.

         (3) This warrant expires on June 1, 2002 and vested fully on the date of grant. This warrant replaced a warrant canceled in 1998 with identical terms, other than an exercise price of $3.50 per share.

         (4) This warrant expires on June 1, 2002 and vested fully on December 2, 1998. This warrant replaced a warrant canceled in 1998 with identical terms, other than an exercise price of $4.00 per share.

         (5) Applies to the aggregate of 400,000 shares underlying warrants granted to Mr. Valente during 1998.

         (6) The assumptions used in calculating the Black-Scholes value were $1.1875 as fair market value, four year term, .9271 volatility, 5.65% risk free interest rate and no yield or premiums.

         (7) This option expired on March 31, 1999, and replaced an option canceled in 1998 with identical terms, other than an exercise price of $2.375 per share.

         (8) The assumptions used in calculating the Black-Scholes values were $1.1875 as fair market value, .92 year term, .9271 volatility, 5.57% risk free interest rate and no yield or premiums.

         (9) This option expires on October 6, 1999 and vested fully on the date of grant. This option replaced an option canceled in 1998 with identical terms, other than an exercise price of $2.375 per share.

         (10) The assumptions used in calculating the Black-Scholes values were $1.1875 as fair market value, 1.43 year term, .9271 volatility, 5.57% risk free interest rate and no yield or premiums.

         (11) This option expires on July 4, 2000 and is fully vested. This option replaced an option canceled in 1998 with identical terms, other than an exercise price of $2.00 per share.

         (12) The assumptions used in calculating the Black-Scholes value were $1.1875 as fair market value, 2.18 year term, .9271 volatility, 5.56% risk free interest rate and no yield or premiums.

         (13) This option expires on August 16, 2001 and is fully vested. This option replaced an option canceled in 1998 with identical terms, other than an exercise price of $8.00 per share.

         (14) The assumptions used in calculating the Black-Scholes value were $1.1875 as fair market value, 3.32 year term, .9271 volatility, 5.62% risk free interest rate and no yield or premiums.

         (15) This warrant expires February 5, 2001 and is fully vested. This warrant replaced a warrant canceled in 1998 with identical terms, other than an exercise price of $6.75 per share.

         (16) The assumptions used in calculating the Black-Scholes value were $1.875 as fair market value, 2.77 year term, .9271 volatility, 5.62% risk free interest rate and no yield or premiums.

         (17) This warrant expires December 18, 2001 and is fully vested. This warrant replaced a warrant canceled in 1998 with identical terms, other than an exercise price of $6.00 per share.

         (18) Applies to the aggregate of 770,000 shares underlying options and warrants granted to Mr. Caruso during 1998.

         (19) The assumptions used in calculating the Black-Scholes value were $1.1875 as fair market value, 3.36 year term, .9271 volatility, 5.65% risk free interest rate and no yield or premiums.

Fiscal Year End Option and Warrant Values
-----------------------------------------

         The following unexpired warrants and options to purchase common stock were held by the Named Executive Officers at December 31, 1998. None of such Named Executive Officers exercised any warrants or options during the year ended December 31, 1998:

                                  Number of Securities Underlying
                                  Unexercised Options/Warrants(1)          Value of Unexercised in-the-Money
                                            at FY-End(#)                   Options/Warrants at FY-End ($)(2)

Name and
Principal Position                 Exercisable       Unexercisable          Exercisable           Unexercisable
------------------------------- ------------------ -------------------- --------------------- ---------------------

Louis P. Valente                    400,000(3)            ---                   ---                    ---
    Chairman of the Board,
    Chief Executive Officer
    and President

Joseph P. Caruso                    870,000(4)            ---                   ---                    ---
     Vice President and Chief
     Financial Officer
------------------------------- ------------------ -------------------- --------------------- ---------------------

         (1) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

         (2) Value is based on the December 31, 1998, closing price on the Nasdaq Small Cap Market of $.84375 per share. Actual gains, if any, on exercise will depend on the value of the common stock on the date of the sale of the shares.

         (3) Consists of warrants to purchase common stock with an exercise price of $1.50 per share, all of which expire on June 1, 2002.

         (4) Consists of 770,000 options and warrants to purchase common stock with an exercise price of $1.50 per share and 100,000 options and warrants to purchase common stock with an exercise price of $1.25 per share, all of which expire on or before December 18, 2001.

Other Employee Benefit Plans
----------------------------

         Employee Stock Purchase Plan
         ----------------------------

         The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in 1996. In 1998, the number of shares of common stock reserved for issuance under the Purchase Plan was reduced from 1,000,000 to 500,000 and as of the end of the fiscal year 419,412 shares of common stock remained available for issuance thereunder. The Purchase Plan permits employees who are employed for at least twenty hours per week and more than five months in a calendar year to purchase common stock of the Company, through payroll deductions, which may not exceed 15% of an employee's compensation, at the lower of 85% of the fair market value of the common stock at the beginning or at the end of each three month period. The Purchase Plan provides for four offerings during each fiscal year, each having a duration of three months.

Employment Agreements
---------------------

         Effective May 15, 1997, the Company entered into a two-year employment agreement with Mr. Valente. Pursuant to this agreement, Mr. Valente serves as Chief Executive Officer and President of the Company at an annual base salary of $275,000. Mr. Caruso serves as Chief Financial Officer at an annual base salary of $200,000 pursuant to a three-year employment agreement dated as of January 1, 1997. These agreements provide for bonuses as determined by the Board of Directors, and employee benefits, including vacation, sick pay and insurance, in accordance with the Company's policies. The agreements provide that, in the event of termination by the Company without cause, as defined, during the initial term of the respective agreements, the Company shall pay one year's salary as then in effect in addition to any earned incentive compensation, and continue benefits and insurance payments for one year to the extent permitted by the Company's plans or policies. In the event of termination without cause anytime after the initial term, the Company shall pay one-half the executive's annual salary as then in effect, in addition to any earned incentive compensation, and continue his benefits and insurance payments for six months to the extent permitted by the Company's plans or policies. In the event of termination due to a change in control, the executive shall be entitled to receive four times his annual salary as then in effect in addition to any earned incentive compensation.

         Each of the employment agreements described above prohibits the employee from directly or indirectly competing with the Company for a period of one year following termination of his employment.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
--------------------------------------------------------------

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE COMPANY STOCK PRICE PERFORMANCE GRAPH CONTAINED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

Introduction
------------

         The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Company's primary objective is to maximize stockholder value. As a result, the Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals. The Committee believes that the total compensation of executive officers should reflect the scope of their responsibilities, the success of the Company and the contribution of each executive to that success.

Compensation Programs
---------------------

         Base Salary. Base salaries are intended to approximate the average salaries for comparable positions at similar organizations of comparable size and complexity to the Company. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

         Bonus Plans. Executive officers are awarded bonuses at the discretion of the Committee. The factors that the Committee evaluates in exercising its discretion include return on assets, growth in income and return on sales, as well as a subjective assessment of the contributions of each executive that are not captured by operating measures but are considered important to the creation of long-term value for stockholders. The relative weighting of the operating measures and subjective evaluation varies depending on the executive's role and responsibilities within the organization.

         No executive bonuses were awarded with respect to fiscal year 1998.

         Stock Options/Warrants. The primary goal of the Company is to excel in the creation of long-term value for stockholders; the Committee believes that stock options/warrants provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options/warrants as one of the more important components of the Company's long-term, performance-based compensation philosophy. The grant of options/warrants to key employees encourages equity ownership in the Company, and closely aligns management's interests to the interests of all the stockholders. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves the Company permanently, stock options/warrants are an incentive for key employees to remain with the Company long-term. These options/warrants are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options/warrants granted by the Company to its executive officers and other employees have exercise prices equal to or in excess of the fair market value at the time of grant. Options/warrants vest and become exercisable at such time as determined by the Board. The initial grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

         Other.   In  addition  to  the  foregoing,   officers   participate  in
compensation plans available to all employees such the Company's 401(k) retirement plan and Employee Stock Purchase Plan. See "Executive Compensation - Other Employee Benefit Plans."

Compensation of Chief Executive Officer
---------------------------------------

         The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to chief executive officer salaries at comparable companies, include the Company's operating and financial performance, as well as his leadership and establishment and implementation of strategic direction for the Company. Mr. Valente's salary was established using the same criteria as for the Company's other executive officers, as discussed above, and was determined by direct negotiations between Mr. Valente and the entire Board of Directors at the time he accepted the position of Chief Executive Officer. The Board considered as part of its subjective evaluation, among other factors, Mr. Valente's (i) over two decades of experience in a high-level executive position with a large, well-established high-technology company (EG&G), (ii) outstanding reputation and contacts in the local business community, and (iii) extensive knowledge of finance and accounting.

Report On Repricing Of Options
------------------------------

         Because the Board felt that stock options/warrants held by the Company's Chief Executive officer and Chief Financial Officer no longer had any incentive value because their exercise prices were above current fair market value, those options/warrants were repriced during the fiscal year ended December 31, 1998. In addition, the Board felt that the repricing maintained the cost-effectiveness of the total compensation package of those named executive officers. The Committee considers equity ownership incentives to be an important component of the compensation of the Chief Executive Officer and Chief Financial Officer as a way to reward performance and motivate leadership for long-term growth and profitability. As reflected in the table setting forth option and warrant grants in the last fiscal year, each of the options/warrants held by Louis P. Valente, the Company's Chief Executive Officer, and by Joseph P. Caruso, the Company's Chief Financial Officer, were canceled on May 1, 1998 and new, replacement options/warrants granted to Messrs. Valente and Caruso on that date, with terms identical to the relevant option/warrant they replaced, other than the new exercise price of $1.50 per share, the fair market value on the date of grant.


                             COMPENSATION COMMITTEE

                                 James G. Martin
                               A. Neil Pappalardo

TEN YEAR OPTION/WARRANT REPRICINGS
----------------------------------

         The following table sets forth information regarding repricing of any options/warrants held by executive officers during the last ten completed fiscal years. In accordance with regulations promulgated by the SEC, information is provided only for repricings effected after the Company became a reporting company pursuant to Section 13 of the Securities Exchange Act of 1934.


                                        Number of Securities Market Price of   Exercise Price at                 Length of Original
                                             Underlying      Stock at Time of      Time of        New Exercise  Option/Warrant Term
           Name               Date        Options/Warrants      Repricing         Repricing           Price     Remaining at Date of
                                              Reported                                                                  Repricing
-------------------------- ---------- ---------------------- ----------------  -----------------  ------------- --------------------
Louis P. Valente             5/1/98            100,000           $1.1563            $3.50              $1.50           4 years
     Chief Executive         5/1/98            300,000           $1.1563            $4.00              $1.50           4 years
     Officer, President      6/2/97             50,000(1)        $3.25              $7.00              $3.50           4.56 years
     and Chairman

                             5/1/98             70,000           $1.1563            $2.375             $1.50           .92 years
Joseph P. Caruso             5/1/98            100,000           $1.1563            $2.375             $1.50          1.42 years
     Chief Financial Officer 5/1/98            150,000           $1.1563            $2.00              $1.50          2.17 years
                             5/1/98            200,000           $1.1563            $8.00              $1.50          3.33 years
                             5/1/98            150,000           $1.1563            $6.75              $1.50          2.75 years
                             5/1/98            100,000           $1.1563            $6.00              $1.50          3.67 years



         (1) These warrants, issued to Mr. Valente on December 26, 1996 in consideration of his agreeing to serve as an outside director on the Company's Board of Directors, were canceled in June of 1997, after Mr. Valente became an employee of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         A. Neil Pappalardo, a member of the Compensation Committee of the Board of Directors, has personally guaranteed the ten million dollar revolving line of credit received by the Company from Fleet Bank. In consideration of this personal guaranty, the Company issued Mr. Pappalardo on December 1, 1998 a warrant to purchase 200,000 shares of the Company's common stock at an exercise price of $1.50 per share. This warrant expires on November 30, 2001.

         The Company's Chief Executive Officer, Louis P. Valente, serves on the Board of Directors of Medical Information Technology, Inc. Mr. Pappalardo is the Chief Executive Officer of Medical Information Technology Inc. Mr. Valente does not serve on the Compensation Committee of Medical Information Technology, Inc.

COMPANY STOCK PRICE PERFORMANCE

         The Securities and Exchange Commission requires that the Company include in this proxy statement a line-graph presentation comparing cumulative five-year shareholder returns for the Company's common stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company's common stock has been publicly traded since December 18, 1992.

         The following graph shows a five-year comparison of cumulative total stockholder return, calculated on a dividend reinvestment basis and based on a $100 investment, from December 31, 1993 through December 31, 1998 comparing the return on the Company's common stock with the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stocks Index. No dividends have been declared or paid on the Company's common stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

                 Comparison of Five-Year Cumulative Total Return

         [EDGAR Representation of Data Points Used in Printed Graphic]


                                           12/31/93      12/31/94      12/31/95       12/31/96       12/31/97      12/31/98
                                           --------      --------      --------       --------       --------      --------

Palomar Medical Technologies, Inc.           $100          $127          $205           $236           $32           $31
Nasdaq Stock Market Total Return             $100           $98          $138           $170          $209          $293
Nasdaq Non-Financial Stocks                  $100           $96           $134          $163          $191          $280


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table lists ownership of the Company's common stock for the persons or groups specified. Ownership includes direct and indirect
(beneficial) ownership, as defined by SEC rules. To the Company's knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted. Information for our directors and officers is as of April 9, 1999. Information for the beneficial owners of at least 5% of our shares is as of the latest reports by those entities received by the Company.


                                                            Number of Shares                   Percentage
Name and Address of Beneficial Owner                       Beneficially Owned                 of Class (1)
----------------------------------------------         --------------------------         --------------------

Louis P. Valente(2)                                              435,000                           *
45 Hartwell Avenue
Lexington, MA 02421-3102

Joseph P. Caruso(3)                                              943,142                          1.2%
45 Hartwell Avenue
Lexington, MA  02421-3102

A. Neil Pappalardo(4)(5)                                         250,000                           *
45 Hartwell Avenue
Lexington, MA  02421-3102

James G. Martin(4)                                                50,000                           *
45 Hartwell Avenue
Lexington, MA  02421-3102




                                      -11-





Nicholas P. Economou(4)                                           60,000                           *
45 Hartwell Avenue
Lexington, MA  02421-3102

The Travelers Insurance Company(6)
One Tower Square                                               6,694,947                          8.5%
Hartford, CT  06183

The Travelers Insurance Group, Inc.(6)
One Tower Square                                               6,694,947                          8.5%
Hartford, CT  06183

PFS Services, Inc.(6)
3120 Breckinridge Blvd.                                        6,694,947                          8.5%
Duluth, GA  30199-0001

Associated Madison Companies, Inc.(6)
153 East 53rd Street                                           6,694,947                          8.5%
New York, NY  10013

Citigroup Inc.(6)
153 East 53rd Street                                           6,776,597                          8.6%
New York, NY  10043

The Rockside Foundation(7)                                    12,161,650                         15.4%
524 North Avenue
New Rochelle, NY  10801

Logg Investment Research(7)                                   12,161,650                         15.4%
P.O. Box 4985
Stateline, NV  89449

Thomas O'Brien(7)                                             12,161,650                         15.4%
P.O. Box 4985
Stateline, NV  89449

Mark T. Smith(7)                                              12,161,650                         15.4%
7670 First Place
Oakwood, OH  44146

The R. Templeton Smith Foundation(7)                          12,161,650                         15.4%
3001 Fairmont Blvd.
Cleveland Heights, OH  44118


All Directors and Executive Officers as a                      1,718,142                          2.2%
Group
(5 persons)

*     Less than one percent.

         (1) Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage ownership is based on 75,753,459 shares of common stock outstanding as of April 5, 1999.

         (2) Includes 200,000 shares of common stock which Mr. Valente has the right to acquire within 60 days pursuant to the exercise of warrants.

         (3) Includes 870,000 shares of common stock which Mr. Caruso has the right to acquire within 60 days pursuant to the exercise of options and warrants, and 6,316 shares held in our 401(k) Plan.

         (4) Includes 50,000 shares of common stock which each of these directors has the right to acquire within 60 days pursuant to the exercise of warrants.

         (5) Includes 200,000 shares of common stock which Mr. Pappalardo has the right to acquire within 60 days pursuant to the exercise of warrants.

         (6) Based on information provided in Amendment No. 4 to a Schedule 13G, filed on January 22, 1999. Includes shares beneficially owned with respect to which this entity shares voting and dispositive power with the affiliated entities listed, and further assumes exercise/conversion of certain securities which by their terms may not be currently exercisable within 60 days. The entities may disclaim that they constitute a "group" for purposes of owning these shares.

         (7) Based on information provided in Amendment No. 4 to a Schedule 13D, filed on April 15, 1999. Includes shares beneficially owned with respect to which this entity/individual shares voting and dispositive power with the affiliated entities/individuals listed. Includes 3,000,000 shares of common stock which the entity/individual has the right to acquire within 60 days pursuant to the exercise of warrants. The entities/individuals may disclaim that they constitute a "group" for purposes of owning these shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         A. Neil Pappalardo, a member of the Compensation Committee of the Board of Directors, has personally guaranteed the ten million dollar revolving line of credit received by the Company from Fleet Bank. In consideration of this personal guaranty, the company issued Mr. Pappalardo on December on December 1, 1998 a warrant to purchase 200,000 shares of the company's common stock at an exercise price of $1.50 per share. This warrant expires on November 30, 2001.

         The Company believes the foregoing transaction was on terms more favorable to the Company than could be obtained from an unaffiliated third party. The Company's policy is that, in order to reduce the risks of self-dealing or a breach of the duty of loyalty to the Company, all transactions between the Company and any of its officers, directors or principal stockholders must be for bona fide purposes, will be subject to approval by a majority of the disinterested members of the Board of Directors of the Company, and must be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock ("10% Stockholders"), to file with the Securities and Exchange Commission initial reports of ownership of the Company's common stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and 10% Stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year, or written representations that Form 5 was not required, the Company believes that the Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with.

FINANCIAL INFORMATION INCORPORATED BY REFERENCE

         The following financial information, which has been filed with the Securities and Exchange Commission, is incorporated herein by reference:

                 (a) The Company's audited consolidated financial statements, including the notes thereto and together with auditor's reports thereon, appearing on pages 27 to 62 of the Company's Annual Report on Form 10-K (the "Form 10-K") for the year ended December 31, 1998, as included in the Company's 1998 Annual Report to Stockholders being furnished to stockholders together with this proxy statement; and

                 (b) Management's Discussion and Analysis of Financial Condition and Results of Operations appearing on pages 15-26 of the Form 10-K as included in the Annual Report to Stockholders furnished herewith.

SOLICITATION

         No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the common stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

DEADLINE FOR SUBMISSION OF 2000 STOCKHOLDER PROPOSALS AND NOMINATIONS

         Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2000 must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than December 31, 1999 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

MISCELLANEOUS

         The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

AVAILABLE INFORMATION

         Stockholders of record on April 29, 1999 will receive a proxy statement and the Company's 1998 Annual Report and Annual Report on Form 10-K (excluding exhibits), which contains detailed financial information concerning the Company. Written requests for additional copies of the Company's Annual Report on Form 10-K may be submitted to John Ingoldsby, Director of Investor Relations, Palomar Medical Technologies, Inc., 45 Hartwell Avenue, Lexington, Massachusetts 02421-3102. In addition, the SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically, including the Company. The SEC's Web site address is http://www.sec.gov.